Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth & Income Fund, Scudder Capital Growth Fund, Scudder Small Company Stock Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                      /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Scudder Growth & Income Fund,
                                                  Scudder Capital Growth Fund,
                                                  Scudder Small Company Stock
                                                  Fund, a series of Investment
                                                  Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth & Income Fund, Scudder Capital Growth Fund, Scudder Small Company Stock Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                      /s/Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Scudder Growth & Income Fund,
                                                  Scudder Capital Growth Fund,
                                                  Scudder Small Company Stock
                                                  Fund, a series of Investment
                                                  Trust